SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                  (AMENDMENT 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 10, 2003.


                                WORLDWATER CORP.
                                ----------------

               (Exact Name of Registrant as specified in charter)

             Delaware                    0-16936              33-0123045
     -------------------------        ------------         -----------------
   (State  or  other  jurisdic-        (Commission          (IRS  Employer
     tion  of  incorporation)          File  Number)       Identification  No.)


Pennington  Business  Park,  55  Rt.  31  South, Pennington, NJ       08534
---------------------------------------------------------------      --------
  (Address  of  principal  executive  offices)                      (Zip  Code)

         Registrant's telephone number, including area code 609-818-0700


                                       N/A

                               [GRAPHIC OMITED]


         (Former name or former address, if changed since last report.)


                               [GRAPHIC OMITED]

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

(a)  Previous  independent  accountants

(i) Effective January 15, 2003, WorldWater Corp. ("WorldWater" or the "Company") dismissed Alba Romeo & Co., Manila, Philippines ("Alba") as its independent accountant for auditing the Company's Philippine subsidiary. Since January 31, 2002, Alba has served as the Company's independent accountant for the purpose of auditing the operations of the Company's Philippine subsidiary included in the Company's financial statements. The decision not to retain Alba to audit the operations of the Company's Philippine subsidiary is not a reflection on Alba's capabilities or quality of service to the Company.

(ii) The reports of Alba on the Company's financial statements for the fiscal year 2001 did not contain any adverse opinion, disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles.

(iii) The decision to change the Company's independent accountant for the operations of the Company's Philippine subsidiary was approved by WorldWater's Board of Directors.

(iv) In connection with its audit for the fiscal year 2001, there has been no disagreements with Alba on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Alba would have caused them to make reference thereto in their report on the financial statements for such year.

(v) During the fiscal year 2001, there has been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(vi) WorldWater requested that Alba furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Item 4. A copy of that letter is attached to this Form 8-K/A.


(b)  New  independent  accountants

(i) Effective January 15, 2003, WorldWater engaged Amper, Politziner & Mattia ("Amper") as its new independent accountant to conduct the audits of the operations of the Company's Philippine subsidiary included in the Company's financial statements for the year ended December 31, 2002.

(ii) During the two most recent fiscal years and through the interim period prior to the selection of Amper, the Company did not consult with Amper regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in
Item  304(a)(2)  of  Regulation  S-K.


Item  7.       Financial  Statements  and  Exhibits

Exhibits

     16.1 Letter of Alba addressed to the Securities and Exchange Commission dated June 26, 2003.


                               [GRAPHIC OMITED]


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWATER  CORP.


By: /s/ Terri L. Harris
----------------------------------------

Terri L. Harris, Vice President and CFO

Date:  July 8, 2003

                                                     EXHIBIT 16.1







June  26,  2003






Securities  and  Exchange  Commission
Mail  Stop  11-3
450  5th  Street,  N.W.
Washington,  D.C.  20549


Dear  Sirs/Madams:

We have read Item 4 of the WorldWater Corp. Form 8-K dated June 9, 2003, and have the following comments:

1.  We agree with the statements made in Item 4(a)(i), (ii), (iv), (v) and (vi).

2.  We  have  no basis on which to agree or disagree with the statements made in
Item  4(a)(iii)  and  Item  4(b).


Yours  truly,


/s/ Alba Romeo & Co.
--------------------------
Alba  Romeo  &  Co.